UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      October 24, 2006
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HARLEYSVILLE GROUP INC.
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(Exact name of registrant as specified in its charter)

                                                                         Delaware                                 0-14697                             51-0241172
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                                                        (State or other jurisdiction                (Commission                 (IRS Employer
                                                         of incorporation)                                 File Number)                  Identification No.)

                                                                 355 Maple Avenue, Harleysville, Pennsylvania                   19438
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                                                                         (Address of principal executive offices)                    (Zip Code)

(215) 256-5000
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Registrant's telephone number, including area code

Not Applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2006, Harleysville Group Inc. and Harleysville Mutual Insurance Company (collectively “the Company”) entered into an Agreement and Release (the “Agreement”) with Catherine B. Strauss, the Company’s Executive Vice President of Human Resources and Public Affairs. Ms. Strauss is taking early retirement from the Company, effective January 2, 2007, and the Agreement was entered into in connection with such early retirement.

                   Pursuant to the Agreement, and in consideration of her long service with the Company, Ms. Strauss will receive all the benefits to which she is entitled as a retiree, which include payments under vested pension and SERP benefits, and benefits under the Company’s Retirement Savings Plus Plan, Non-Qualified Deferred Compensation Plan, the Equity Incentive Plan, the Long Term Incentive Plan and the Senior Management Incentive Plan.

   Additionally, the Company has agreed to pay post-retirement payments to Ms. Strauss as follows. For the first six months after her retirement, Ms. Strauss will receive payments equal to her base salary at the time of retirement for six months. If, at the end of such six-month period, Ms. Strauss has not obtained senior executive level employment, such payments will then continue until the later of her retaining such employment or January 2, 2008 (the end of another six month period). The amount of such second six-month payments, if any, may be reduced by the amount of compensation, if any, that Ms. Strauss receives if Ms. Strauss obtains new employment after January 2, 2007 that does not meet the senior executive level employment described above. In addition, the Company will pay Ms. Strauss’ medical and dental coverage if she makes an election under COBRA through the earlier of one year and the date she obtains benefits through other employment.

In consideration for such payments, Ms. Strauss has agreed to a non-solicitation covenant with respect to any employees, agents, or independent contractors of the Company for a twelve-month period starting upon her retirement, and released all waiveable claims against the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                              HARLEYSVILLE GROUP INC.
                                                                                                                              Registrant

                                                                                                                              /s/Robert A. Kauffman
October 27, 2006                                                                                                -----------------------------------------
                                                                                                                             Robert A. Kauffman
                                                                                                                             Senior Vice President,
                                                                                                                             Secretary, General Counsel,
                                                                                                                             and Chief Governance Officer